Intangible Assets, net - Schedule of Expected Future Amortization Expense (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Finite-Lived Intangible Assets [Line Items]
Twelve months ending December 31, 2019	¥ 4,084
2020	3,112
2021	1,474
2022	929
2023	929
Thereafter	3,312
Intangible Assets, net	¥ 13,840	¥ 9,426